CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
 CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of American Wenshen Steel Group, Inc. (the “Company”) certifies that:
1.            The Quarterly Report on Form 10-QSB of the Company for the period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 19, 2008                                                                                    /s/ Yang Kuidong
Yang Kuidong
Chief Executive Officer

February 19, 2008                                                                                   /s/ Zhang Liwei
Zhang Liwei
Chief FinancialOfficer